Exhibit 10.2

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (the “Amendment”), dated as of April 7, 2016, is entered into by and among Long Island Brand Beverages LLC, a New York limited liability company (“Borrower”), Long Island Iced Tea Corp., a Delaware corporation (“Parent”), and Brentwood LIIT Inc., a Delaware corporation (the “Lender”).

RECITALS

WHEREAS, Borrower, Parent and Lender are parties to that certain Registration Rights Agreement, dated as of December 3, 2015 (the “Registration Rights Agreement”; capitalized terms used but not defined herein have the meanings ascribed to them in the Registration Rights Agreement), pursuant to which Lender has certain demand and piggyback registration rights with respect to the Conversion Shares, the Warrant and the Warrant Shares; and

WHEREAS, Borrower, Parent and Lender, simultaneously herewith, are entering into a Second Amendment to the Credit Agreement (the “Credit Amendment”), pursuant to which, simultaneously with the consummation of a Qualified Public Offering (as defined in the Credit Amendment), the Lender will convert the amounts due under the Note into 421,972 shares of Common Stock, subject to increase or decrease as described therein, and the Lender will exchange the Warrant for 486,111 shares of Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments. Contingent upon, and effective simultaneously with, the consummation of a Qualified Public Offering (as defined in the Credit Amendment):

a.           Section 1 of the Registration Rights Agreement is hereby amended by adding the following definition in alphabetical order:

““Recapitalization Shares” shall mean the shares of Common Stock issuable to the Lender upon conversion of the Note and exchange of the Warrant in accordance with Section 2(a) and 2(b), respectively, of that certain Second Amendment to Credit Agreement, dated as of April 7, 2016, by and among the Borrower, the Parent and the Lender.”

b.           Section 1 of the Registration Rights Agreement is hereby amended by replacing the definition of “Registrable Shares” in its entirety with the following:

           ““Registrable Shares” shall mean (a) the Conversion Shares, (b) the Recapitalization Shares, and (c) any other equity security of the Parent issued or issuable with respect to any such Conversion Shares or Recapitalization Shares to the Lender by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Shares, such securities shall cease to be Registrable Shares when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold or disposed of in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Parent and subsequent public distribution of such securities shall permanently not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant Rule 144 promulgated under the Securities Act (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction.”

c.           All references in the Registration Rights Agreement to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Amendment.

2.           Waiver. The Lender hereby waives its right under the Registration Rights Agreement to include the Registrable Shares on any registration statement filed by the Company under the Securities Act on or before April 30, 2016 that registers the offer and sale of equity securities of the Company to the public for its own account, or any registration statement filed pursuant to Rule 462(b) under the Securities Act to register additional securities of the same class or classes included therein, or any pre-effective amendment, post-effective amendment or supplement thereto.

3.           Miscellaneous.

a.           This Amendment amends solely the provisions of the Registration Rights Agreement set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Registration Rights Agreement or any other rights of the Parties under the Registration Rights Agreement. The parties acknowledge that the Registration Rights Agreement (as amended by this Amendment) is in full force and effect and is hereby confirmed and ratified in all respects.

b.           This Amendment may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding and enforceable against the parties hereto.

c.           This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

d.           This Amendment shall be construed in accordance with, and governed in all respects by, the laws of the State of New York.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARENT:

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name: Philip Thomas
Title: CEO

BORROWER:

LONG ISLAND BRAND BEVERAGES LLC

By:	/s/ Philip Thomas
Name: Philip Thomas
Title: CEO

LENDER:

BRENTWOOD LIIT INC.

By:	/s/ Kerry Finnigan
Name: Kerry Finnigan
Title: Director

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